PRESS RELEASE For immediate release

NVE Corporation Reports Second Quarter Results

EDEN PRAIRIE, Minn.—October 19, 2011—NVE Corporation (Nasdaq: NVEC) announced today financial results for the quarter and six months ended September 30, 2011.

Total revenue for the second quarter of fiscal 2012 decreased 16% to $6.60 million from $7.81 million in the prior-year quarter. The revenue decrease was due to a 13% decrease in product sales and a 26% decrease in contract research and development revenue. Net income for the second quarter of fiscal 2012 decreased 20% to $2.56 million, or $0.52 per diluted share, compared to $3.21 million, or $0.66 per diluted share, for the prior-year quarter.

For the first six months of fiscal 2012, total revenue decreased 2% to $14.8 million from $15.1 million for the first six months of the prior year. Product sales were flat and contract research and development revenue decreased 9%. Net income for the first half of fiscal 2012 was $5.99 million, or $1.22 per diluted share, compared to $6.31 million, or $1.30 per diluted share, for the first half of fiscal 2011.

“We are able to report solid earnings for the quarter despite decreases in product sales and total revenue,” said NVE President and Chief Executive Officer Daniel A. Baker, Ph.D.

NVE is a leader in the practical commercialization of spintronics, a nanotechnology that relies on electron spin rather than electron charge to acquire, store and transmit information. The company manufactures high-performance spintronic products including sensors and couplers that are used to acquire and transmit data. NVE has also licensed its spintronic magnetoresistive random access memory technology, commonly known as MRAM.

Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as risks of decreased sales, risks related to loss of supply from our packaging vendors, as well as the risk factors listed from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 and other reports filed with the SEC.

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                           NVE CORPORATION
                         STATEMENTS OF INCOME
 QUARTERS AND SIX MONTHS ENDED SEPTEMBER 30, 2011 AND 2010 (Unaudited)

                                           Quarter Ended September 30
                                              2011            2010
                                           ------------   ------------
 Revenue
  Product sales                            $  5,557,299   $  6,410,512
  Contract research and development           1,041,334      1,398,648
                                           ------------   ------------
 Total revenue                                6,598,633      7,809,160
 Cost of sales                                2,277,926      2,604,926
                                           ------------   ------------
 Gross profit                                 4,320,707      5,204,234
 Expenses
  Selling, general, and administrative          606,847        634,547
  Research and development                      611,595        309,873
                                           ------------   ------------
 Total expenses                               1,218,442        944,420
                                           ------------   ------------
 Income from operations                       3,102,265      4,259,814
 Interest income                                597,363        497,731
                                           ---------------------------
 Income before taxes                          3,699,628      4,757,545
 Provision for income taxes                   1,144,535      1,551,535
                                           ------------   ------------
 Net income                                $  2,555,093   $  3,206,010
                                           ============  =============
 Net income per share - basic              $       0.53   $       0.68
                                           ============  =============
 Net income per share - diluted            $       0.52   $       0.66
                                           ============  =============
 Weighted average shares outstanding
  Basic                                       4,776,198      4,700,583
  Diluted                                     4,896,525      4,860,237

                                                Six Months Ended
                                                   September 30
                                                2011            2010
                                           ------------   ------------
 Revenue
  Product sales                            $ 12,580,573   $ 12,604,388
  Contract research and development           2,231,822      2,446,066
                                           ------------   ------------
 Total revenue                               14,812,395     15,050,454
 Cost of sales                                4,873,518      4,680,730
                                           ------------   ------------
 Gross profit                                 9,938,877     10,369,724
 Expenses
  Selling, general, and administrative        1,222,677      1,262,933
  Research and development                    1,106,471        651,536
                                           ------------   ------------
 Total expenses                               2,329,148      1,914,469
                                           ------------   ------------
 Income from operations                       7,609,729      8,455,255
 Interest income                              1,162,892        973,461
                                           ------------   ------------
 Income before taxes                          8,772,621      9,428,716
 Provision for income taxes                   2,778,300      3,121,609
                                           ------------   ------------
 Net income                                $  5,994,321   $  6,307,107
                                           ============  =============
 Net income per share - basic              $       1.26   $       1.34
                                           ============  =============
 Net income per share - diluted            $       1.22   $       1.30
                                           ============  =============
 Weighted average shares outstanding
  Basic                                       4,776,198      4,700,583
  Diluted                                     4,896,525      4,860,237

                          NVE CORPORATION
                           BALANCE SHEETS
                   SEPTEMBER 30 AND MARCH 31, 2011

                                            (Unaudited)
                                             Sept. 30,      March 31,
                                                2011          2011
                                           ------------   ------------
 ASSETS
 Current assets
  Cash and cash equivalents                $  1,324,236   $    952,209
  Marketable securities, short term          11,122,455      7,970,358
  Accounts receivable, net of allowance for
      uncollectible accounts of $15,000       2,971,539      3,596,239
  Inventories                                 3,382,028      3,343,857
  Deferred tax assets                           119,603              -
  Prepaid expenses and other assets           1,354,995      1,185,306
                                           ------------   ------------
 Total current assets                        20,274,856     17,047,969
 Fixed assets
  Machinery and equipment                     6,471,536      6,178,207
  Leasehold improvements                        612,682        612,682
                                           ------------   ------------
                                              7,084,218      6,790,889
  Less accumulated depreciation               5,494,150      5,259,773
                                           ------------   ------------
 Net fixed assets                             1,590,068      1,531,116
 Marketable securities, long term            55,149,907     53,257,140
                                           ------------   ------------
 Total assets                              $ 77,014,831   $ 71,836,225
                                           ============   ============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
  Accounts payable                         $    545,408   $    731,580
  Accrued payroll and other                     849,335        987,403
  Deferred taxes                                      -        146,693
                                           ------------   ------------
 Total current liabilities                    1,394,743      1,865,676

 Shareholders' equity
  Common stock                                   47,762         47,762
  Additional paid-in capital                 20,974,926     20,894,766
  Accumulated other comprehensive income        635,496      1,060,438
  Retained earnings                          53,961,904     47,967,583
                                           ------------   ------------
 Total shareholders' equity                  75,620,088     69,970,549
                                           ------------   ------------
 Total liabilities and shareholders'
  equity                                   $ 77,014,831   $ 71,836,225
                                           ============   ============